SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549


                                    FORM 8-K/A


                                  CURRENT REPORT

      Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                            Date of Event Reported: 10/07/96


                             MIDCOAST ENERGY RESOURCES, INC.
                (Exact name of registrant as specified in its charter)

                     Nevada              0-8898              76-0378638
               (State or other          Commission        (I.R.S. Employer
               jurisdiction of          File Number       Identification No.)
                incorporation)


      Suite 2950,  1100 Louisiana Street,  Houston, Texas              77002

        (address of principal executive offices)                    (Zip Code)


         Registrant's telephone number, including area code: 713/650-8900


                MIDCOAST ENERGY RESOURCES, INC.,  and Subsidiaries


Item 7.   Financial Statements


     Koch Hydrocarbons Company - Harmony Gas Processing Plant

          Historical Summary of Revenue and Direct Operating Expenses for the six months ended June 30, 1996 and 1995 and for the year ended December 31, 1995.

          Notes to Historical Summary

     Midcoast Energy Resources, Inc.

          Pro Forma Balance Sheet as of June 30, 1996.

          Pro Forma Statement of Operations as of June 30, 1996.

          Pro Forma Statement of Operations for the year ended
           December 31,1995.

          Notes to Unaudited Pro Forma Financial Information



                        INDEPENDENT AUDITOR'S  REPORT

Board of Directors
Midcoast Energy Resources, Inc.


We have audited the accompanying historical summary of revenue and direct operating expenses of the KOCH Hydrocarbon Company - Harmony Gas Processing Plant acquired October 7, 1996 for the year ended December 31, 1995. The historical summary is the responsibility of the Company's management. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall historical summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission
(for inclusion in the Form 8-K of Midcoast Energy Resources, Inc.) as described in Note 2 and are not intended to be a complete presentation of the Harmony Gas Processing Plant revenues and expenses.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the revenue and direct operating expenses of the Harmony Gas Processing Plant acquired October 7, 1996 for the year ended December 31, 1995, in conformity with generally accepted accounting principles.


Hein + Associates LLP
Certified Public Accountants
November 8, 1996
Houston, Texas

                           MIDCOAST ENERGY RESOURCES, INC.
                KOCH HYDROCARBONS COMPANY-HARMONY GAS PROCESSING PLANT
                             ACQUIRED OCTOBER 7, 1996

Historical Summary of Revenue and Direct Operating Expenses for the six months ended June 30, 1996 and 1995 and for the year ended December 31, 1995.

                                                     Six Months          Six Months
                                                       Ended               Ended
                                                   June 30, 1996        June 30, 1995       Year Ended
                                                    (Unaudited)          (Unaudited)     December 31, 1995
                                                  ----------------    -----------------  ------------------
                                                                                        <c)
            Revenues                            $       3,052,699   $        2,284,029   $       5,223,506

            Direct Operating Expenses                  (2,492,780)          (1,919,523)         (4,618,326)
                                                  ----------------    -----------------   -----------------

            Net Revenue                         $         559,919   $          364,506   $         605,180
                                                  ----------------    -----------------   -----------------

                                    See accompanying Notes to Historical Summary


                            MIDCOAST ENERGY RESOURCES, INC.
                       Acquisition of KOCH Hydrocarbons Company
                             Harmony Gas Processing Plant

NOTES TO HISTORICAL SUMMARY OF REVENUE AND DIRECT OPERATING EXPENSES FOR THE SIX MONTHS ENDED JUNE 30, 1996 AND 1995 AND THE YEAR ENDED DECEMBER 31, 1995.

1.   Basis of Presentation

     The accompanying Historical Summary of Revenue and Direct Operating Expenses relates to the operations of the Harmony Gas Processing Plant acquired by Midcoast Energy Resources, Inc. ("Midcoast") on October 7, 1996 ("Harmony") from KOCH Hydrocarbons Company ("KOCH") for cash consideration of $3,638,884, subject to certain purchase price adjustments. All revenues were derived from sales to KOCH affiliates with pricing established by prevailing market rates and various contractual agreements. Revenues are recorded when the natural gas products are delivered to the customer and direct operating expenses are recorded when the liability is incurred. Depreciation of the plant has been excluded from direct operating expenses in the accompanying historical summary because the amounts would not be comparable to those resulting from Midcoasts cost basis in the plant. Income taxes have not been included in the accompanying historical summary because income taxes are not considered direct operating expense of the properties.

2. The Historical Summary presented herein was prepared for the purpose of complying with the financial statement requirements of a business acquisition to be filed on Form 8-K as promulgated by Regulation S-X Rule 3-05 and Rule 1-02 (v) of the Securities Exchange Act of 1934.


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
                   MIDCOAST ENERGY RESOURCES, INC., AND SUBSIDIARIES

                          PRO FORMA CONSOLIDATED BALANCE SHEET
                                    (UNAUDITED)
                                                                                                                      Pro Forma
                       ASSETS                                       June 30,      Pro Forma          June 30,
                                                                     1996       Adjustments (a)       1996
                                                                 -------------- ----------------  --------------
  CURRENT ASSETS:
   Cash and cash equivalents                                     $  723,910     $                  $  723,910
   Accounts receivable, no allowance for doubtful accounts        2,197,854                         2,197,854
   Asset held for resale                                            210,447                           210,447
                                                                --------------  ----------------  --------------
        Total current assets                                      3,132,211              0          3,132,211
                                                                --------------  ----------------  --------------

  PROPERTY, PLANT AND EQUIPMENT, at cost:
  Natural gas transmission facilities                             7,943,479                        7 ,943,479
   Natural gas processing plant                                     -               3,638,884       3,638,884
   Investment in transmission facilities                          1,284,609                         1,284,609
   Oil and gas properties, using the full-cost method of accounting 309,556                           309,556
   Other property and equipment                                     148,969                           148,969
                                                                 -------------- ----------------  --------------
                                                                  9,686,613         3,638,884      13,325,497

  ACCUMULATED DEPRECIATION, DEPLETION AND AMORTIZATION           (1,078,432)                       (1,078,432)
                                                                 -------------- ----------------  --------------
                                                                  8,608,181         3,638,884      12,247,065

  DEFERRED CONTRACT COSTS AND OTHER ASSETS, net of amortization     632,154                           632,154
                                                                 -------------- ----------------  -------------
        Total assets                                            $12,372,546      $  3,638,884     $16,011,430
                                                                 -------------- ---------------   --------------

                      LIABILITIES & SHAREHOLDERS' EQUITY

  CURRENT LIABILITIES:
  Accounts payable and accrued liabilities                      $ 2,988,730      $                 $ 2,988,730
   Current portion of deferred income                                83,000                             83,000
   Current portion of long-term debt payable to:
    Banks                                                         1,015,520           519,841        1,535,361
    Shareholders and affiliates                                      20,000                             20,000
                                                                --------------  ----------------  --------------
        Total current liabilities                                 4,107,250           519,841        4,627,091
                                                                --------------  ----------------  --------------

  LONG-TERM DEBT PAYABLE TO:
  Bank                                                            3,031,278         3,119,043        6,150,321
   Shareholders and affiliates                                      448,822                            448,822
                                                                --------------  ----------------  --------------
        Total long-term debt                                      3,480,100         3,119,043        6,599,143
                                                                --------------  ----------------  --------------

  DEFERRED INCOME                                                   193,667            -               193,667

  SHAREHOLDERS' EQUITY:
   Common stock, $.01 par value, 10 million shares authorized,
    2,499,999 and 1,465,680 shares issued and outstanding at
    September 30, 1996 and December 31, 1995, respectively           14,961                             14,961
   Paid-in capital                                               18,946,997                         18,946,997


   Accumulated deficit                                          (14,271,129)                       (14,271,129)
   Unearned compensation                                            (99,300)                           (99,300)
                                                               --------------   ----------------  --------------
        Total shareholders' equity                                4,591,529                0         4,591,529
                                                               --------------   ----------------  --------------
        Total liabilities and shareholders' equity            $  12,372,546      $   3,638,884     $16,011,430
                                                               --------------   ----------------  --------------
               See accompanying Notes to Pro Forma Consolidated Financial Statements

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

                          MIDCOAST ENERGY RESOURCES, INC., AND SUBSIDIARIES

                           PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                            (UNAUDITED)


                                                                                For The Six Months Ended
                                                            ------------------------------------------------------
                                                               June 30,           Pro Forma           Pro Forma
                                                                 1996           Adjustments(b)      June 30, 1996
                                                            ---------------     --------------     ---------------
     OPERATING REVENUES:
      Sale of natural gas and transportation fees         $     10,108,722      $                  $   10,108,722
      Sale of pipeline                                              22,500                                 22,500
      Processing plant revenues                                    -                3,052,699           3,052,699
      Oil and gas revenue                                           99,790                                 99,790
                                                            ---------------     --------------     ---------------
           Total operating revenues                             10,231,012          3,052,699          13,283,711
                                                            ---------------     --------------     ---------------

     OPERATING EXPENSES:
      Cost of natural gas and transportation charges             8,654,277                              8,654,277
      Cost of pipeline sold                                             -           2,492,780           2,492,780
      Processing plant costs                                         2,153                                  2,153
      Production of oil and gas                                     39,856                                 39,856
      Depreciation, depletion, and amortization                    277,353             60,648             338,001
      General and administrative                                   493,049                                493,049
                                                            ---------------     --------------     ---------------
           Total operating expenses                              9,466,688          2,553,428          12,020,116
                                                            ---------------     --------------     ---------------

           Operating income                                        764,324            499,271           1,263,595

     NON-OPERATING ITEMS:
      Interest expense                                            (210,131)          (162,455)           (372,586)
      Other income(expense), net                                   (27,357)                               (27,357)
                                                            ---------------     --------------     ---------------

     INCOME BEFORE INCOME TAXES                                    526,836            336,816             863,652

     PROVISION FOR INCOME TAXES                                       -                  -                   -
                                                            ---------------     --------------     ---------------
           Net income                                              526,836            336,816             863,652

     5% CUMULATIVE PREFERRED STOCK DIVIDENDS                       (22,863)                               (22,863)
                                                            ---------------     --------------     ---------------
     NET INCOME APPLICABLE TO
      COMMON SHAREHOLDERS                                  $       503,973      $     336,816      $      840,789
                                                            ---------------     --------------     ---------------


     NET INCOME PER COMMON SHARE                           $          0.34                         $        0.57

     WEIGHTED AVERAGE NUMBER OF COMMON
     SHARES OUTSTANDING                                          1,479,411                              1,479,411


                  See accompanying Notes to Pro Forma Consolidated Financial Statements



                   MIDCOAST ENERGY RESOURCES, INC., AND SUBSIDIARIES
                    PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                    (UNAUDITED)


                                                                                  For The Year Ended
                                                            ------------------------------------------------------
                                                                                                      Pro Forma
                                                             December 31,         Pro Forma         December 31,
                                                                 1995           Adjustments(c)          1995
                                                            ---------------     --------------     ---------------
     OPERATING REVENUES:
      Sale of natural gas and transportation fees         $     11,469,394    $                   $    11,469,394
      Sale of pipeline                                           4,092,850                              4,092,850
      Processing plant revenues                                    -                5,223,506           5,223,506
      Oil and gas revenue                                           60,046                                 60,046
                                                            ---------------     --------------     ---------------
           Total operating revenues                             15,622,290          5,223,506          20,845,796
                                                            ---------------     --------------     ---------------

     OPERATING EXPENSES:
      Cost of natural gas and transportation charges             9,895,793                              9,895,793
      Cost of pipeline sold                                      1,909,624                              1,909,624
      Processing plant costs                                       -                4,618,326           4,618,326
      Production of oil and gas                                     11,544                                 11,544
      Depreciation, depletion, and amortization                    451,551            121,296             572,847
      General and administrative                                   784,653                                784,653
                                                            ---------------     --------------     ---------------
           Total operating expenses                             13,053,165          4,739,622          17,792,787
                                                            ---------------     --------------     ---------------

           Operating income                                      2,569,125            483,884           3,053,009

     NON-OPERATING ITEMS:
      Interest expense                                            (339,324)          (308,937)           (648,261)
      Other income(expense), net                                   (36,400)                               (36,400)
                                                            ---------------     --------------     ---------------

     INCOME BEFORE INCOME TAXES                                  2,193,401            174,947           2,368,348

     PROVISION FOR INCOME TAXES                                       -                  -                   -
                                                            ---------------     --------------     ---------------
           Net income                                            2,193,401            174,947           2,368,348

     5% CUMULATIVE PREFERRED STOCK DIVIDENDS                       (59,183)                               (59,183)
                                                            ---------------     --------------     ---------------
     NET INCOME APPLICABLE TO
      COMMON SHAREHOLDERS                                 $      2,134,218    $       174,947    $      2,309,165
                                                            ---------------     --------------     ---------------


     NET INCOME PER COMMON SHARE                          $           1.48                       $           1.60

     WEIGHTED AVERAGE NUMBER OF COMMON
      SHARES OUTSTANDING                                         1,439,606                              1,439,606

                      See accompanying Notes to Pro Forma Consolidated Financial Statements


                MIDCOAST ENERGY RESOURCES, INC., AND SUBSIDIARIES
               Notes to Unaudited Pro Forma Financial Information

In preparing the pro forma consolidated financial information, the Company made the following adjustments:

(a) To give effect as of June 30, 1996 for the acquisition of the Harmony Processing Plant and related Gathering System ("Harmony"). It was assumed that the entire purchase price of $3,638,884 was financed with bank debt to be repaid on a seven year amortization schedule.

(b) To give effect as of January 1, 1996 for the acquisition of Harmony based on actual direct operating revenues and expenses, as well as, adjustments for depreciation and interest. Depreciation expense is calculated based on an estimated useful life of 30 years using the straight-line method. Interest expense is calculated based on a 9.25% interest rate with a seven year repayment schedule.

(c) To give effect as of January 1, 1995 for the acquisition of Harmony based on actual direct operating revenues and expenses, as well as, adjustments for depreciation and interest. Depreciation expense is calculated based on an estimated useful life of 30 years using the straight-line method. Interest expense is calculated based on a 9.25% interest rate with a seven year repayment schedule.



                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                  MIDCOAST ENERGY RESOURCES, INC.

Date:  November 13, 1996          By: /s/  Richard A. Robert
                                      Treasurer
                                      Principal Financial Officer
                                      Principal Accounting Officer